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                                                                  EXHIBIT 10.1.2

                                   REVOLVING NOTE

$35,000,000.00                                                  Atlanta, Georgia
                                                                October 16, 1997

     FOR VALUE RECEIVED, the undersigned, SEROLOGICALS CORPORATION, a Delaware corporation (the "Borrower") hereby unconditionally promises to pay to the order of NATIONSBANK, N.A., formerly known as NationsBank, N.A. (South) and prior to that, NationsBank of Georgia, National Association (the "Lender"), at its office at 600 Peachtree Street, Atlanta, Georgia 30308 or at such other address as may be specified by the Lender to the Borrower, the principal sum of THIRTY-FIVE MILLION AND 00/100 DOLLARS ($35,000,000.00), or such lesser amount as may be the aggregate principal amount outstanding of all Revolving Loans made by the Lender to the Borrower pursuant to, and in accordance with the terms of, the Credit Agreement.

     The Borrower agrees to pay principal at said office, in like money, from time to time on the dates and at the times specified in the Credit Agreement. The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement.

     The date and amount of each Revolving Loan made by the Lender to the Borrower under the Credit Agreement, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on Schedule I attached hereto; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligation of the Borrower to make a payment when due of any amount owing under this Note. Any such recordations or endorsements made by the Lender on its books or this Note shall be conclusive and binding on the Borrower absent manifest error.

     This Note is the "Revolving Note" referred to in that certain Second Amended and Restated Credit Agreement dated as of October 16, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower and the Lender, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Revolving Loans by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Revolving Loans by the Borrower subject to certain terms and conditions and (c) provides for the acceleration of the Revolving Loans upon the occurrence of certain specified events.


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     This Note is secured by the Collateral and the holder hereof shall be entitled to the benefits thereof and to the other Credit Documents (to the extent and with the effect as therein provided).

     The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     This Note amends and restates the terms of that certain Revolving Note dated July 20, 1995, in the original principal amount of $20,000,000 executed and delivered by the Borrower and payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER NOTE.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Note under seal as of the date written above.

                                   SEROLOGICALS CORPORATION


                                   By: /s/ Russell H. Plumb
                                       ----------------------------------
                                       Name: Russell H. Plumb
                                            -----------------------------
                                       Title: Vice President, Finance
                                             ----------------------------

                                   ATTEST:

                                   By: /s/ Harold J. Tenoso, Ph.D.
                                       ----------------------------------
                                       Name: Harold J. Tenoso, Ph.D.
                                            -----------------------------
                                       Title: President & CEO
                                             ----------------------------

                                                   (CORPORATE SEAL)

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                                   SCHEDULE I

                Amount of     Amount of      Outstanding
Date            Borrowing      Payment      Principal Balance       Notation
----            ---------     ---------     -----------------       --------




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